John Hancock Funds II

Supplement dated March 20, 2017 to the current Statement of Additional Information (the “SAI”), as may be supplemented

Emerging Markets Fund

International Small Company Fund

New Opportunities Fund (the “funds”)

Effective immediately, Henry Gray will no longer serve as a portfolio manager of the funds, as applicable. Accordingly, all references to Mr. Gray as a portfolio manager of the funds will be removed from the SAI.

Also effective immediately, Mary T. Phillips, CFA, will be added as a portfolio manager for Emerging Markets Fund and International Small Company Fund. For Emerging Markets Fund, Joseph Chi, Jed Fogdall, Mary Phillips, Allen Pu and Bhanu P. Singh are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. For International Small Company Fund; Joseph Chi, Jed Fogdall, Arun Keswani, Mary Phillips and Bhanu Singh are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Dimensional Fund Advisors LP:

The following table provides information regarding other accounts for which Ms. Phillips has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Ms. Phillips’s investment in International Small Company Fund and Emerging Markets Fund.

The following tables provide information for Ms. Phillips as of December 31, 2016 (dollar amounts in millions):

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mary T. Phillips	15	$20,754	0	$0	0	$0

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mary T. Phillips	0	$0	0	0	0	$0

Ownership of fund shares. As of December 31, 2016, Ms. Phillips did not own shares of International Small Company Fund and Emerging Markets Fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.